Exhibit 10.14

                                 PROMISSORY NOTE

$300,000.00                                                       LEXINGTON, KY.

                                   SECTION ONE
                                  TERMS OF NOTE

FOR VALUE RECEIVED, this 31st day of July, 2003, Equity Technologies & Resources, Inc., a Delaware corporation ("Company") and Verified Prescription Safeguards, Inc., a Florida corporation (Company) with their principal places of business at 325 West Main Street, Suite 214, Lexington, KY. 40507 promise to pay to the order of FV Investments, LLC (hereinafter "HOLDER") with its principal place of business at 200 West Vine Street, Lexington, Kentucky 40507 the principal sum of Three Hundred Thousand ($300,000) Dollars with interest thereon at the rate of twelve (12%) percent per annum, commencing the 1st day of August, 2003, due and payable within twenty-four (24) months from the date hereof. In the event this Note remains unpaid after two (2) yeas from the date hereof, the principal sum shall be due on demand, with interest thereon at an additional interest rate of five (5%) prevent per annum until paid. It is within the discretion of the Holder to extend the date of payment, redemption, or exchange thereof.

                                   SECTION TWO
                        SECURITY FOR AND PAYMENT OF NOTE

     This Note shall be secured, at all times as there is an outstanding balance owed on this Note with sufficient shares of Class A Common Stock in Equity Technologies & Resources, inc., shares of Common Stock in Verified Prescription Safeguards, Inc., member interest in VPS Holding, LLC, and share in VPS Systems UK, Ltd. As may be determined from time to time by the parties hereto. This Note may be pre-paid, in full or in part without penalty.

                                  SECTION THREE
                      EFFECT OF WAIVER OR RIGHTS BY HOLDER

     HOLDER is not under any obligation to exercise any of its rights under this note, and failure to exercise its rights under this note or to delay in exercising any of its rights shall not be deemed a waiver of or in any manner impair any of the rights of HOLDER.



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                                  SECTION FOUR
                         CUMULATIVE RIGHTS AND REMEDIES

     The rights and remedies of HOLDER specified in this note are cumulative and do not exclude any other rights or remedies it may otherwise have.

                                  SECTION FIVE
                      ACCELERATION ON INSOLVENCY OF COMPANY

     If Company shall be adjudged bankrupt, or file a petition of bankruptcy, or have a petition in bankruptcy filed against it, this note shall become due and payable immediately without demand or notice.

                                   SECTION SIX
             WAIVER OF PRESENTMENT, PROTEST, AND NOTICE OF DISHONOR

     Company hereby waives all acts on the part of HOLDER required in fixing the liability of the party, including among other things presentment, demand, notice of dishonor, protest, notice of protest, notice of nonpayment, and any other notice.

                                  SECTION SEVEN
                                 CHOICE OF LAWS

     This note shall be governed by and construed in accordance with the internal laws (as opposed to conflict of laws) of Kentucky in all respects, including matters of construction, validity, and performance.

                                  SECTION EIGHT
                               COSTS OF COLLECTION

     Company shall pay on demand all costs of collection, including legal expenses and attorney fees, incurred by HOLDER in enforcing this note on default.

                                  SECTION NINE
                                    GUARANTEE

     This Note and the payment of principal and interest thereon is hereby unconditionally guaranteed by Frank G. Dickey, Jr. unless released, in writing by the HOLDER thereof.

Dated: July 31, 2003
                                      EQUITY TECHNOLOGIES & RESOURCES, INC.


                                              By /s/ JAMES K. MILLARD
                                             -------------------------------
                                            JAMES KEMPER MILLARD, PRESIDENT



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